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                                                                   EXHIBIT 10.19
                                  DEED OF TRUST
                                  -------------
                          (With wraparound provisions)
2004-089303
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER:

DATE:                               July 25, 2004

GRANTOR:                            PENGE CORP., a Nevada corporation, and KIRK
                                    J. FISCHER

GRANTOR'S MAILING ADDRESS:          1930 Village Center Circle, Suite 3-446
                                    Las Vegas, Nevada 89134

TRUSTEE:                            FIRST AMERICAN TITLE INSURANCE COMPANY

TRUSTEE'S MAILING ADDRESS:          3205 West Davis, Suite 100B, Conroe, TX
                                    77304



BENEFICIARY:                        Monitor Finance, L.C. and First Capital
                                    Funding, L.C.

BENEFICIARY'S MAILING ADDRESS:      3191 N. Canyon Road; Provo, Utah 84604


PROMISSORY NOTE

         DATE:             MARCH 31, 2004

         AMOUNT:           $330,000.00

         MAKER:            PENGE CORP. and KIRK J. FISCHER

         PAYEE:            Monitor Finance, L.C. and First Capital Funding, L.C.

         FINAL MATURITY DATE:       MARCH 31, 2005

         TERMS OF PAYMENT:          As provided in said note

PROPERTY (including any improvements):

17.006 acres of land in the James Lee Survey, A~316, Montgomery County, Texas; said 17.006 acres being described by metes and bounds on Exhibit "A" attached hereto and incorporated herein.

PRIOR Lien(s): (a) Vendor's lien retained in Warranty Deed recorded under Clerk's File No. 2002-044902, (b) Deed of Trust recorded under Clerk's File No. 2002-044903, Real Property Records of Montgomery County, Texas, and (c) Deed of Trust recorded under Clerk's File No. 2003099023, Real Property Records of Montgomery County, Texas.

OTHER EXCEPTIONS TO CONVEYANCE AND WARRANTY: Any and all valid covenants, conditions, restrictions, easements and outstanding mineral and/or royalty interests in the oil, gas, and other minerals and leases thereon, now

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outstanding or affecting the premises herein conveyed, now of record in the
County Clerk's office of Montgomery County, Texas, but only to the extent they are still in force and effect.

For value received and to secure payment of the note, Grantor conveys the property to Trustee in trust, Grantor warrants and agrees to defend the title to the property. If Grantor performs all the covenants and pays the note according to its terms, this deed of trust shall have no further effect, and Beneficiary shall release it at Grantor's expense.

GRANTOR'S OBLIGATIONS

GRANTOR AGREES TO:
1. keep the property in good repair and condition;
2. pay all taxes and assessments on the property when due;
3. preserve the lien's priority as it is established in this deed of trust;
4. maintain, in a form acceptable to Beneficiary, an insurance policy

BENEFICIARY'S RIGHTS
1. Beneficiary may appoint in writing a substitute or successor trustee, succeeding to all rights and responsibilities of Trustee.
2. If Grantor fails to perform any of Grantor's obligations, Beneficiary may perform those obligations and be reimbursed by Grantor on demand at the place where the note is payable for any sums so paid, including attorney's fees, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this deed of trust.
3. If Grantor defaults on the note or fails to perform any of Grantor's obligations or if default occurs on a prior lien which it must be cured, as may be required by law or by written agreement, then Beneficiary may:
     a. request Trustee to foreclose this lien, in which case Beneficiary or Beneficiary's agent shall give notice of the foreclosure sale as provided by the Texas Property Code as then amended; and
     b. purchase the property at any foreclosure sale by offering the highest bid and then have the bid credited on the note.

TRUSTEE'S DUTIES
If requested by Beneficiary to foreclose this lien, Trustee shall:
1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then amended;
2. sell and convey all or part of the property to the highest bidder for cash with a general warranty binding Grantor; subject to prior liens and to other exceptions to conveyance and warranty; and
3.   from the proceeds of the sale, pay, in this order:
     a. expenses of foreclosure; including a commission to Trustee of 5% of the bid;
     b. to Beneficiary, the full amount of principal, interest, attorney's fees, and other charges due and unpaid;
     c. any amounts required by law to be paid before payment to Grantor; and to
     d.   Grantor, any balance.

GENERAL PROVISIONS
1. If any of the property is sold under this deed of trust, Grantor shall immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor shall become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

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2.   Recitals in any Trustee's deed conveying the property will be presumed to be true.
3. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.
4. This lien shall remain superior to liens later created even if the time of payment of all or part of the note is extended or part of the property is released.
5. If any portion of the note cannot be lawfully secured by this deed of trust, payments shall be applied first to discharge that portion.
6. Grantor assigns to Beneficiary, all sums payable to or received by Grantor from condemnation of all or part of the property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the property. After deducting any expenses incurred, including attorney's fees, Beneficiary may release any remaining sums to Grantor or apply such sums to reduce the note. Beneficiary shall not be liable for failure to collect or to exercise diligence in collecting any such sums.
7. Interest on the debt secured by this deed of trust shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.
8.   When the context requires, singular nouns and pronouns include the plural.
9.   The term note includes all sums secured by this deed of trust.
10. This deed of trust shall bind, inure to the benefit of, and be exercised by successors in interest of all parties.
11. If Grantor and Maker are not the same person, the term Grantor shall include Maker.
12. Beneficiary covenants and agrees that at such time as the note hereby secured is paid in full, whether by prepayment or payment according to its terms, Beneficiary will obtain a release of the liens securing the Underlying Indebtedness as to the property herein described.

GRANTOR:                                       PENGE CORP.

                                               By       /S/ KIRK J. FISCHER
                                                  ------------------------------
                                               KIRK J. FISCHER
                                               Chief Executive Officer

                                                        /S/ KIRK J. FISCHER
                                               ---------------------------------
                                               KIRK J FISCHER


STATE OF NEVADA            S
COUNTY OF CLARK   S

This instrument was acknowledged before me on the 2 day of August, 2004, by KIRK
J. FISCHER, individually and as Chief Executive Officer of PENGE CORP., a Texas corporation, on behalf of said corporation.

                                                         /S/ LAUREN WOOD
                                                  ------------------------------
                                                  Notary Public, State of Nevada
After recording return to:
         3191 N. CANYON ROAD
         -------------------
         PROVO, UTAH 84604
         -------------------
                                                   NOTARY PUBLIC
                                                   STATE OF NEVADA
                                                   County of Clark
                                                   LAUREN WOOD
                                          No: 01-68518-1
                                          My Appointment Expires April 17, 2005

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SURVEY OF 17.006 ACRES OF LAND IN 111E JAMES LEE SURVEY A-3iG MONTGOMERY COUNTY
TEXAS, AND BEING OUT OF A 36.314 ACRE TRACT DESCRIBED IN DEED RECORDED IN VOLUME 531, PAGE 225 DEED RECORDS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO WIT:

BEGINNING AT THE NORTHWEST CORNER of ABOVE MENTIONED 36.314 ACRE TRACT AN OLD 3/4 INCH PIPE FOR CORNER;

THENCE SOUTH 01 DEGREE 14' WEST, 10.43 FEET ALONG THE WEST LINE OF SAID 36.314 ACRE TRACT TO A POINT IN THE EAST RIGHT-Of-WAY LINE OF ROADWAY;

THENCE ALONG THE RIGHT-OF-WAY LINE OF ROAD AS FOLLOWS:

1.       SOUTH    53(degree)39'09" EAST, 29.29 FEET TO 1/2" I.R. SET
2.       SOUTH    23(degree)02'00" EAST, 272.42 FEET 10 SET 1/2" I.R.;
3.       SOUTH    09(degree)44'00" EAST, 369.31 FEET TO SET 1/2" I.R.;
4.       SOUTH    12(degree)12'00" WEST, 344.93 FEET TO SET 1/2" I.R.;
5.       SOUTH    27(degree)40'00" EAST, 223.31 FEET TO SET 1/2" I.R.;
6.       SOUTH    11(degree)47'00" EAST, 276.16 FEET TO SET 1/2" I.R.;
7.       SOUTH    41(degree)44'00" EAST, 128.30 FEET TO SET 1/2" I.R.;
8.       SOUTH    75(degree)23'00" EAST, 81.48 FEET TO SET 1/2" I.R.;
9.       NORTH    69(degree)39'00" EAST, 252.42 FEET TO SET 1/2" I.R.;

THENCE NORTH 01(degree) 14' FEET 11.38 FEET PASSING A FOUND 1/2 INCH IRON PIPE IN ALL A TOTAL DISTANCE OF 1367.14 FEET ALONG THE EAST LINE OF 36.314 ACRES TO AN 3/4 INCH IRON PIPE FOR THE NORTHEAST CORNER OF SAME;

THENCE NORTH 89(degree) 06' 00" WEST 693.10 FEET TO THE PLACE OF BEGINNING AND CONTAINING 17.006 ACRES OF LAND.


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